UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2022

Trevena, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36193	26-1469215
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

955 Chesterbrook Boulevard, Suite 110

Chesterbrook, Pennsylvania 19087

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (610) 354-8840

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.001	TRVN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 28, 2022, Trevena, Inc., (the “Company” or “we”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a single institutional investor named therein (the “Purchaser”), pursuant to which the Company agreed to issue and sell, in a registered direct offering (the “Offering”) (i) 1,800 shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Convertible Preferred Stock”), (ii) 200 shares of the Company’s Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Convertible Preferred Stock” and together with the Series A Convertible Preferred Stock, the “Preferred Stock”), and (iii) warrants (the “Warrants,” and together with the Preferred Stock and the shares of Common Stock underlying the Warrants, the “Securities”) exercisable to purchase an aggregate of 8,000,000 shares of common stock, par value $0.001 per share (“Common Stock”). Each share of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock has a stated value of $1,000 per share and a conversion price of $0.25 per share. The shares of Preferred Stock issued in the Offering are convertible into an aggregate of 8,000,000 shares of Common Stock. The Warrants have an exercise price of $0.263 per share of Common Stock, will become exercisable beginning on the later of the six month anniversary of the date of issuance and the effective date of a reverse stock split of the outstanding shares of the Company’s Common Stock in an amount sufficient to permit the exercise in full of the Warrants, contingent upon stockholder approval of such reverse stock split. The Warrants will expire five and one-half years after the date of issuance.

The Purchase Agreement contains customary representations and warranties and agreements of the Company and the Purchaser and customary indemnification rights and obligations of the parties. The Offering closed on July 29, 2022.

As compensation to H.C. Wainwright & Co., LLC (the “Placement Agent”), as the exclusive placement agent in connection with the Offering, the Company agreed to pay to the Placement Agent a cash fee of 6.0% of the aggregate gross proceeds raised in the Offering and reimbursement of up to $35,000 for certain expenses in connection with the Offering and up to $50,000 for reasonable and documented fees and expenses of legal counsel and other actual out-of-pocket expenses.

The Company received total net proceeds of approximately $1,795,000 from the Offering, after deducting the estimated offering expenses payable by the Company, including the Placement Agent fees and expenses. The Company intends to use the net proceeds of the offering for general corporate purposes, which may include working capital and general and administrative expenses.

The foregoing summaries of the Purchase Agreement and the forms of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock and the Warrants do not purport to be complete and are subject to, and qualified in their entirety by, the forms of such documents attached as Exhibits 10.1 and 3.1, 3.2 and 4.1, respectively, to this Current Report on Form 8-K (the “Report”), which are incorporated herein by reference. The description of the terms of the Purchase Agreement, Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and the Warrants are qualified in their entirety by reference to such exhibits.

The Preferred Stock and the Warrants described above, and the underlying shares of Common Stock, were offered in by the Company pursuant to a “shelf” registration statement on Form S-3 (File No. 333-251006), which was filed with the Securities and Exchange Commission (the “SEC”) on November 27, 2020 and was declared effective by the SEC on December 4, 2020 (the “Registration Statement”). A copy of the opinion of Troutman Pepper Hamilton Sanders LLP relating to the legality of the issuance and sale of the securities in the Offering is attached as Exhibit 5.1 hereto.

Neither this Report nor the attached press releases shall constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 3.03	Material Modifications to Rights of Security Holders.

The disclosure required by this Item and contained in Item 5.03 of this Report is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

Series A Convertible Preferred Stock

On July 29, 2022, the Company filed a Certificate of Designation with the Secretary of State for the State of Delaware designating 1,800 shares out of the authorized but unissued shares of its preferred stock as Series A Convertible Preferred Stock with a stated value of $1,000 per share. The following are the principal terms of the Series A Convertible Preferred Stock:

Dividends

The holders of Series A Convertible Preferred Stock will be entitled to dividends, on an as-if converted basis, equal to and in the same form as dividends actually paid on shares of Common Stock, when and if actually paid.

Voting Rights

Each share of Series A Convertible Preferred Stock has no voting rights, except the right to vote, with the holders of Common Stock, as a single class, with each share of Series A Convertible Preferred Stock entitled to vote on an as-converted basis (whether or not such conversion shares are then convertible and disregarding any limitations on conversion) (however, in only this instance, the Series A Convertible Preferred Stock will be considered to convert at the Minimum Price (as defined in Nasdaq Listing Rule 5635(d)) immediately preceding the execution and delivery of the Securities Purchase Agreement, or $0.263 per share) on any resolution presented to stockholders for the purpose of obtaining approval of the Reverse Split Proposal and any proposal to adjourn any meeting of stockholders called for the purpose of voting on the Reverse Split Proposal.

Otherwise, as long as any shares of Series A Convertible Preferred Stock are outstanding, the holders of the Series A Convertible Preferred Stock will be entitled to approve, by a majority vote of the then outstanding shares of Series A Convertible Preferred Stock, if we seek to (a) alter or change adversely the powers, preferences or rights of the Series A Convertible Preferred Stock or alter or amend the Certificate of Designation governing the Series A Convertible Preferred Stock, (b) amend our Charter or other charter documents in a manner adverse to the rights, preferences or powers of the Series A Convertible Preferred Stock, (c) increase the number of authorized shares of Series A Convertible Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Liquidation

Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), the then holders of the Series A Convertible Preferred Stock shall be entitled to receive out of the assets, whether capital or surplus, of the Company the same amount that a holder of Common Stock would receive if the Series A Convertible Preferred Stock were fully converted (disregarding for such purposes any conversion limitations hereunder) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock.

Conversion

The Series A Convertible Preferred Stock is convertible into Common Stock at any time after the date of issuance. The conversion rate, subject to adjustment as set forth in the Certificate of Designation governing the Series A Convertible Preferred Stock, is determined by dividing the stated value of the Series A Convertible Preferred Stock by $0.25 (the “Series A Conversion Price”). The Series A Conversion Price can be adjusted as set forth in the Certificate of Designation governing the Series A Convertible Preferred Stock for stock dividends and stock splits or the occurrence of a fundamental transaction. Upon conversion, the shares of Series A Convertible Preferred Stock shall resume the status of authorized but unissued shares of preferred stock of the Company.

Optional Conversion

The Series A Convertible Preferred Stock can be converted at the option of the holder at any time and from time to time after the date of issuance.

Mandatory Conversion

Following the effective date of the Reverse Split Amendment, the Company will deliver written notice to the holders of the Series A Convertible Preferred Stock of such occurrence and, on such date, the Company will mandatorily convert all outstanding shares of Series A Convertible Preferred Stock into shares of common stock, subject to the beneficial ownership limitations discussed below. In addition, 120 days following the mandatory conversion, if any Series A Convertible Preferred Stock remains outstanding, the Company may deliver a written notice to holders of such outstanding Series A Convertible Preferred Stock to cause each such holder to convert all or a part of the remaining outstanding shares of Series A Convertible Preferred Stock, subject to the beneficial ownership limitations discussed below. The Company is not permitted to issue any such notice more than once in any 60-day period.

Beneficial Ownership Limitation

The Series A Convertible Preferred Stock cannot be converted to Common Stock if the holder and its affiliates would beneficially own more than 4.99%, or 9.99%, at the election of the holder of the outstanding Common Stock. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99% upon notice to us, provided that any increase in this limitation will not be effective until 61 days after such notice from the holder to us and such increase or decrease will apply only to the holder providing such notice.

Preemptive Rights

No holders of Series A Convertible Preferred Stock will, as holders of Series A Convertible Preferred Stock, have any preemptive rights to purchase or subscribe for Common Stock or any of our other securities.

Redemption

The shares of Series A Convertible Preferred Stock are not redeemable by the Company.

Trading Market

There is no established trading market for any of the Series A Convertible Preferred Stock, and we do not expect a market to develop. We do not intend to apply for a listing for any of the Series A Convertible Preferred Stock on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the Series A Convertible Preferred Stock will be limited.

Series B Convertible Preferred Stock

On July 29, 2022, the Company filed a Certificate of Designation with the Secretary of State for the State of Delaware designating 200 shares out of the authorized but unissued shares of its preferred stock as Series B Convertible Preferred Stock with a stated value of $1,000 per share. The following are the principal terms of the Series B Convertible Preferred Stock:

Dividends

The holders of Series B Convertible Preferred Stock will be entitled to dividends, on an as-if converted basis, equal to and in the same form as dividends actually paid on shares of Common Stock, when and if actually paid.

Voting Rights

The Series B Convertible Preferred Stock has no voting rights, except the right to vote, with the holders of Common Stock, as a single class, with each share of Series B Convertible Preferred Stock entitled to 25,000,000 votes per share on any resolution presented to stockholders for the purpose of obtaining approval of the Reverse Split Amendment and any proposal to adjourn any meeting of stockholders called for the purpose of voting on the Reverse Split Amendment; provided, that in each case such votes must be counted by the Company in the same proportion as the aggregate shares of Common Stock and Series A Convertible Preferred Stock voted on the Reverse Split Amendment. As an example, if the holders of 50.5% of the outstanding Common Stock and Series A Convertible Preferred Stock voted at the meeting are voted in favor of a proposal for the Reverse Split Amendment, the Company can count 50.5% of the votes cast by the holders of the Series B Convertible Preferred Stock as votes in favor of the Reverse Split Amendment.

Otherwise, as long as any shares of Series B Convertible Preferred Stock are outstanding, the holders of the Series B Convertible Preferred Stock will be entitled to approve, by a majority vote of the then outstanding shares of Series B Convertible Preferred Stock, if we seek to (a) alter or change adversely the powers, preferences or rights of the Series B Convertible Preferred Stock or alter or amend the Certificate of Designation governing the Series B Convertible Preferred Stock, (b) amend our Charter in a manner adverse to the rights, preferences or powers of the Series B Convertible Preferred Stock, (c) increase the number of authorized shares of Series B Convertible Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Liquidation

Upon any Liquidation of the Company, the then holders of the Series B Convertible Preferred Stock shall be entitled to receive out of the assets, whether capital or surplus, of the company the same amount that a holder of Common Stock would receive if the Series B Convertible Preferred Stock were fully converted (disregarding for such purposes any conversion limitations hereunder) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock.

Conversion

The Series B Convertible Preferred Stock is convertible into Common Stock at any time after the date of issuance. The conversion rate, subject to adjustment as set forth in the Certificate of Designation governing the Series B Convertible Preferred Stock, is determined by dividing the stated value of the Series B Convertible Preferred Stock by $0.25 (the “Series B Conversion Price”). The Series B Conversion Price can be adjusted as set forth in the Certificate of Designation governing the Series B Convertible Preferred Stock for stock dividends and stock splits or the occurrence of a fundamental transaction. Upon conversion, the shares of Series B Convertible Preferred Stock shall resume the status of authorized but unissued shares of preferred stock of the Company.

Mandatory Conversion

Following the effective date of the Reverse Split Amendment, the Company will deliver written notice to the holders of the Series B Preferred Stock of such occurrence and, on such date, the Company will mandatorily convert all outstanding shares of Series B Preferred Stock into shares of common stock, subject to the beneficial ownership limitations discussed below. In addition, 120 days following the mandatory conversion, if any Series B Preferred Stock remains outstanding, the Company may deliver a written notice to holders of such outstanding Series B Preferred Stock to cause each such holder to convert all or a part of the remaining outstanding shares of Series B Preferred Stock, subject to the beneficial ownership limitations discussed below. The Company is not permitted to issue any such notice more than once in any 60-day period.

Beneficial Ownership Limitation

The Series B Convertible Preferred Stock cannot be converted to Common Stock if the holder and its affiliates would beneficially own more than 4.99%, or 9.99%, at the election of the holder of the outstanding Common Stock. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99% upon notice to us, provided that any increase in this limitation will not be effective until 61 days after such notice from the holder to us and such increase or decrease will apply only to the holder providing such notice.

Preemptive Rights

No holders of Series B Convertible Preferred Stock will, as holders of Series B Convertible Preferred Stock, have any preemptive rights to purchase or subscribe for Common Stock or any of our other securities.

Redemption

The shares of Series B Convertible Preferred Stock are not redeemable by the Company.

Trading Market

There is no established trading market for any of the Series B Convertible Preferred Stock, and we do not expect a market to develop. We do not intend to apply for a listing for any of the Series B Convertible Preferred Stock on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the Series B Convertible Preferred Stock will be limited.

The summaries above only purport to be a summary of the principal terms of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock. The filed Certificates of Designation for the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock are filed as Exhibits 3.1 and 3.2, respectively, to this Report and are incorporated by reference herein.

Amendment No. 1 to Bylaws

On July 29, 2022, the Company amended its bylaws (as amended and restated, the “Bylaws”), to among other things, change the requirements for a quorum to the holders of one third in voting power of the outstanding shares of capital stock entitled to vote at the meeting. Before this change, a quorum constituted a majority of the shares entitled to vote.

This summary is qualified in its entirety by reference to the text of the Amendment No. 1 to the Amended and Restated Bylaws of the Company, which are attached as Exhibit 3.3 hereto, and are incorporated herein by reference.

Item 8.01	Other Events.

Offering Announcement

On July 29, 2022, the Company issued a press release announcing that it had commenced the Offering and a press release announcing that it had closed the Offering. Copies of these press releases are filed as Exhibits 99.1 and 99.2, respectively, to this Report and are incorporated by reference herein.

Record Date of Special Meeting

The Company has declared a record date of the close of business on July 29, 2022 for a special meeting of stockholders for the approval of the Reverse Split Amendment (the “Reverse Split Proposal”). The Series A Convertible Preferred Stock has voting rights on the Reverse Split Proposal equal to the number of shares of common stock into which the Series A Convertible Preferred Stock is convertible at the Minimum Price, or $0.263 per share, per Nasdaq voting requirements. The Series B Convertible Preferred Stock has voting rights on the Reverse Split Proposal equal to 25,000,000 votes per share of Series B Convertible Preferred Stock, provided that, in accordance with Nasdaq listing rules, any votes cast by the Series B Convertible Preferred Stock with respect to the Reverse Split Proposal must be counted by the Company in the same proportion as the shares of common stock and Series A Convertible Preferred Stock voted on the Reverse Split Proposal. The shares of the Series A and Series B convertible preferred stock are convertible at the option of the holder at any time following the date of issuance.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Document

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock
3.2	Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock
3.3	Amendment No. 1 to Amended and Restated Bylaws of Trevena, Inc.
4.1	Form of Warrant
5.1	Opinion of Troutman Pepper Hamilton Sanders LLP
10.1	Form of Securities Purchase Agreement
23.1	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 5.1)
99.1	Press Release dated July 29, 2022 Announcing Offering
99.2	Press Release dated July 29, 2022 Announcing Closing of Offering
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find It

The Reverse Split Proposal described above will be submitted to the Company’s stockholders for their consideration. The Company intends to file a proxy statement (the “Proxy Statement”) that will be sent to all holders of record of the Company’s Common Stock and Preferred Stock on the record date in connection with the Reverse Split Amendment. This Report does not contain all the information that should be considered concerning the Reverse Split Amendment and is not intended to form the basis of any investment decision or any other decision in respect of the Reverse Split Amendment. The Company’s stockholders and other interested persons are advised to read, when available, the preliminary Proxy Statement and the amendments thereto and the definitive Proxy Statement and other documents filed in connection with the Reverse Split Amendment, as these materials will contain important information about the Company and the Reverse Split Amendment. When available, the definitive Proxy Statement and other relevant materials for the proposed Reverse Split Amendment will be mailed to stockholders of the Company as of the close of business on July 29, 2022. The Company’s stockholders will also be able to obtain copies of the preliminary Proxy Statement, the definitive Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to the Company’s corporate secretary c/o Trevena, Inc., 955 Chesterbrook Boulevard, Suite 110, Chesterbrook, PA 19087.

Appointment of Proxy Solicitor & Participants in Solicitation

We have engaged Alliance Advisors, LLC (“Alliance”) to assist us with the solicitation of proxies in connection with the special meeting. We expect to pay Alliance a fee of $10,000, plus reimbursement for certain expenses related to its services.

The Company and its directors and executive officers may also be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the special meeting. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s Annual Report for the year ended December 31, 2021 on Form 10-K, as amended, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. To the extent such holdings of the Company’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants will be contained in the Proxy Statement for the proposed Reverse Split Amendment when available.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others, the failure to obtain stockholder approval for the Reverse Split Amendment and the other risks, uncertainties and factors detailed in the Company’s filings with the SEC, including in the Company’s Annual Report for the year ended December 31, 2021 on Form 10-K, as amended, which was filed with the SEC. As a result of such risks, uncertainties and factors, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. The Company is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trevena, Inc.

By:	/s/ Barry Shin
Name:	Barry Shin
Title:	Senior Vice President and Chief Financial Officer

Date: July 29, 2022